Exhibit 10.4

www.koreaexim.go.kr
16-1, Yoido-Dong, Yeongdeungpo-Gu, Seoul 150-996, Korea Tel. 822-3779-6315 Fax. 822-3779-6745

LETTER OF GUARANTEE NO. M0902-806-LG-00064

Date : June 5, 2008

Gentlemen:

In consideration of you entering in the shipbuilding contract dated June 2, 2008 (hereinafter called “CONTRACT”) made by and between SUEZ JADE LIMITED of Marshall Islands (hereinafter called the “BUYER”) and Hyundai Heavy Industries Co., Ltd., Ulsan, Korea (hereinafter called the “BUILDER”) for the construction by the BUILDER and the purchase by the BUYER of one (1) 158,000 DWT Class Crude Oil Carrier having the BUILDER’S Hull No.2302 (hereinafter called the “VESSEL”), we hereby open our irrevocable letter of guarantee number M0902-806-LG-00064 in favour of the BUYER for account of the BUILDER as follows.

If, in connection with the terms of the CONTRACT, the BUYER shall become entitled to a refund of the advance payments made to the BUILDER prior to the delivery of the VESSEL, we hereby irrevocably guarantee the repayment of the same to the BUYER within thirty (30) days after demand not exceeding US$ 18,440,000 (Say U.S. Dollars Eighteen Million Four Hundred Forty Thousand only) together with interest thereon at the rate of six percent (6%) per annum, from the date following the date of receipt by the BUILDER to the date of remittance by telegraphic transfer of such refund.

The amount of this guarantee will be automatically increased upon the BUILDER’S receipt of the respective instalment, not more than two (2) times, each time by the amount of instalment plus interest thereon as provided in the CONTRACT, but in any eventuality the amount of this guarantee shall not exceed the total sum of US$ 46,100,000 (Say U.S. Dollars Forty Six Million One Hundred Thousand only) plus interest thereon at the rate of six percent (6%) per annum from the date following the date of the BUILDER’S receipt of each instalment to the date of remittance by telegraphic transfer of the refund. However, in the event of cancellation of the CONTRACT being based on delays due to force majeure or other causes beyond the control of the BUILDER, the interest rate of refund shall be reduced to four percent (4%) per annum as provided in Article X of the CONTRACT.

The payment by the undersigned under this letter of guarantee (subject to the second and third paragraph hereof) shall be made upon simple receipt by us of a written demand from you including a signed statement certifying that the BUYER’S demand for refund has been made in conformity with Article X of the CONTRACT and the BUILDER has failed to make the refund.

It is hereby understood that payment of any interest provided herein is by way of liquidated damages due to cancellation of the CONTRACT and not by way of compensation for use of money.

Notwithstanding the provisions hereinabove, in the event that within thirty (30) days from the date of your claim to the BUILDER referred to above, we receive notification from you or the BUILDER accompanied by written confirmation to the effect that your claim to cancel the CONTRACT or your claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT, we shall under this guarantee, refund to you the sum adjudged to be due to you by the BUILDER pursuant to the award made under such arbitration or, as the case may be, final court judgment following such arbitration award immediately upon receipt from you of a demand for the sums so adjudged and a copy of the relevant arbitration award or, as the case may be, court judgment.

The letter of guarantee shall become null and void upon receipt by the BUYER of the sum guaranteed hereby or upon acceptance by the BUYER of the delivery of the VESSEL in accordance with the terms of the CONTRACT and, this letter of guarantee shall be returned to us.

This letter of guarantee is assignable and valid from the date of this letter of guarantee until such time as the VESSEL is delivered by the BUILDER and accepted by the BUYER in accordance with the provisions of the CONTRACT.

All demands, statements or notices in connection with this letter of guarantee shall be validly given if sent to us by telefax to our office at [country and town of office] as follows:

[ 16-1, Yoido-Dong, Youngdeungpo-Gu, Seoul 150-996, Korea ]
Fax: +822-3779-6745

This letter of guarantee shall remain in full force and effect, notwithstanding any amendments made to the CONTRACT by the parties thereto. The bankruptcy or insolvency of the BUILDER or the BUILDER’S breach or default under the CONTRACT shall not effect our obligations under this Letter of Guarantee. Our obligation under this Letter of Guarantee shall not be discharged or impaired by any novation of, amendment of, or supplement to, the CONTRACT after the date of issuance of this Letter of Guarantee by us, provided however that the sum guaranteed hereinabove shall not be increased and the period of the validity of this guarantee stipulated hereinabove shall not be extended without the prior written consent of us.

This letter of guarantee shall be governed by and construed in accordance with the laws of England and any dispute between you and us hereunder or in relation hereto shall be submitted to arbitration in London before a tribunal of three arbitrators, such arbitration shall be conducted in accordance with the Arbitration Act 1996 and the rules of the London Maritime Arbitration Association (LMAA) in London, England.

Very truly yours

For and on behalf of
The Export-Import Bank of Korea

By:	/s/ Sang-Hun Lee	By:	/s/ Sung-Young Choi
Name:	Sang-Hun Lee	Name:	Sung-Young Choi
Title:	Senior Deputy Director	Title:	Director
Ship Financing Department		Ship Financing Department

ADDENDUM NO. 1

ADDENDUM N0.1 dated 17 November 2008 to a shipbuilding contract dated 2 June 2008 (the “Contract”) made between Suez Jade Limited (the “Buyer”) and Hyundai Heavy Industries Co. Ltd (the “Builder”) for the construction of one (1) 158,000 DWT class crude oil carrier bearing Hull No. 2302.

WHEREAS:

(a)                    the Buyer assigned to Fortis Bank of 166 Syngrou Avenue, 176 71 Athens, Greece absolutely all interests and rights under the Contract by a predelivery security assignment dated 23 June 2008 (the “Predelivery Security Assignment”);

(b)                   the Buyer and the Builder, pursuant to a facsimile message dated 26 June 2008 and addressed by the Builder to (inter alios) the Buyer, agreed to amend the words “26 November 2008” in Paragraph 2 of Article X of the Contract to read “17 November 2008”; and

(c)                    the Buyer and the Builder have now agreed to further amend the due date and method of payment of the Second Instalment (as such term is defined in Paragraph 2(b).

NOW, in consideration of the promises contained herein, it is hereby agreed by the parties to this Addendum as follows:

1                            The Contract shall, with effect on and from the date the Buyer obtains all consents required to be obtained by it in connection with this Addendum pursuant to the Predelivery Security Assignment, be (and it is hereby) amended as follows (and the Contract (as so amended) will continue to be binding upon each of the parties hereto upon such terms as so amended):

(a)                    by deleting the words “Ninety Two Million and Two Hundred Thousand (US$92,200,000)” in the second line of Article II of the Contract and by inserting in its place the words “Ninety Two Million Seven Hundred and Sixty Nine Thousand Two Hundred and Seven (US$92,769,207)”;

(b)                   by deleting the word “fourth” in the second line of Clause 2 of Article VII and by inserting in its place the word “fifth”;

(c)                    by deleting Paragraphs 2, 3 and 4 of Article X of the Contract in their entirety and by inserting in their place the following new Paragraphs 2, 3 and 4:

“ARTICLE X: PAYMENT

2                           TERMS OF PAYMENT

The payments of the CONTRACT PRICE shall be made as follows:

(a)                     First Instalment

U.S. Dollars Eighteen Million Four Hundred and Forty Thousand (US$18,440,000) shall be paid three (3) business days after the later of (i) execution of this CONTRACT by both parties hereto and (ii) receipt by the BUYER of the original of the Refund Guarantee specified in Paragraph 8 of this Article and (iii) 17 June 2008.

(b)                    Second Instalment

U.S. Dollars Four Million Six Hundred and Thirty Six Thousand Eight Hundred and Ninety Two (US$4,636,892) shall be paid on the later of (i) three (3) business days after receipt by the BUYER of the original of the Supplemental Letter to the Refund Guarantee specified in Paragraph 8 of this Article and attached to addendum No. 1 dated 17 November 2008 to this CONTRACT in the form of Exhibit “A” (the “Supplemental Letter) and (ii) 17 December 2008.

(c)                     Third Instalment

U.S. Dollars Five Million One Hundred and Fifty Two Thousand Three Hundred and Fifteen (US$5,152,315) shall be paid on 15 July 2010.

(d)                    Fourth Instalment

U.S. Dollars Eighteen Million Four Hundred and Forty Thousand (US$18,440,000) shall be paid within three (3) business days of receipt by the BUYER of a faxed copy of Stage Certificate in the form of EXHIBIT “A” attached hereto confirming that the first block of the keel has been laid in accordance with the SPECIFICATIONS.

(e)                     Fifth Instalment

U.S Dollars Forty Six Million One Hundred Thousand (US$46,100,000) plus or minus any increase or decrease due to modifications and/or adjustment, if any, arising prior to delivery of the VESSEL of the CONTRACT PRICE under Articles II, III and V of this CONTRACT shall be paid to the BUILDER concurrently with the delivery and acceptance of the VESSEL. (The date stipulated for payment of each of the five instalments mentioned above is hereinafter in this Article and in Article XI referred to as the “DUE DATE” of that instalment).

Provided however that none of the above instalments shall be payable if the Refund Guarantee referred to in Article X.8 hereof (as amended and supplemented by the Supplemental Letter) ceases to be in force and no substitute Refund Guarantee has been provided in accordance with the provisions of this Contract. It is understood and agreed upon by the BUILDER and the BUYER that all payments under the provisions of this Article shall not be delayed or withheld’ by the BUYER due to any dispute or disagreement of whatsoever nature arising between the BUILDER and the BUYER. Should there be any dispute in this connection, the matter shall be dealt with in accordance with the provisions of arbitration in Article XIII hereof. Expenses for remitting payments whether charged by the BUYER’S bank or the BUILDER’S bank shall be for the account of the BUYER.

3                           DEMAND FOR PAYMENT

At least fourteen (14) days prior to the DUE DATE of each instalment, with the exception of the payment of the first, second and third instalments, the BUILDER shall notify the BUYER by facsimile of the date such instalment shall become due.

The BUYER shall immediately acknowledge receipt of such notification by facsimile to the BUILDER and make payment as set forth in this Article. If the BUILDER fails to receive the BUYER’s said acknowledgement within three (3) days after sending the aforementioned notification, the BUILDER shall promptly facsimile to the BUYER a second notification of similar import. The BUYER shall immediately acknowledge by facsimile receipt of the foregoing second notification regardless of whether or not the first notification was acknowledged as aforesaid.

4                           METHOD OF PAYMENT

(a)                     All the pre-delivery payments and the payment due on delivery in settlement of the CONTRACT PRICE as provided for in Paragraph 2 of this Article shall be made in U.S. Dollars on or before the DUE DATE thereof by telegraphic transfer as follows:

(i)                       The payment of the first, second, third and fourth instalments shall be made to the account (Account No.:04-029-695) of the The Export-Import Bank of Korea, (hereinafter called the “KOEXIM”) with Deutsche Bank Trust Company Americas, New York, USA (hereinafter called the “DBTC”) or the account of the BUILDER with or any other bank in favour of the BUILDER, as designated and notified by the BUILDER at least five (5) business days prior to the DUE DATE.

(ii)                    The BUYER shall cause a bank in Seoul, Korea (the “BUYER’s Bank”) acceptable to the BUILDER to make the payment of the fifth instalment (as provided for in Paragraph 2(e) of this Article) to The Export-Import Bank of Korea in favour of the BUILDER or to the account of the BUILDER with a bank designated and noted by the BUILDER upon the BUILDER’S presentation to the BUYER’s Bank of a duplicate copy of the PROTOCOL OF DELIVERY AND ACCEPTANCE of the VESSEL signed by the BUILDER and the BUYER.

(iii)                 At least two (2) business days prior to the scheduled delivery date of the VESSEL, the BUYER’s Bank shall irrevocably confirm by a cable or any other equivalent means, to The Export-Import Bank of Korea or such other bank that the payment of the fifth instalment will be made unconditionally and immediately upon the BUILDER’S presentation to the BUYER’s bank of the said PROTOCOL OF DELIVERY AND ACCEPTANCE duly executed by both parties hereto.

(b)                    Simultaneously with each of such payments (save for payment of the fifth instalment), the BUYER shall advise the BUILDER of the details of the payments by cable or facsimile and, at the same time, the BUYER shall cause the BUYER’s remitting bank to advise the Export-Import Bank of Korea or other bank of the details of such payments by authenticated bank cable or telex.”;

(d)                    by adding the following new Paragraph 10 at the end of Article X of the Contract:

PREPAYMENT

The Buyer shall have the right to prepay any of the instalments due under this Contract without any premium or penalty, save that, in the event that the Buyer pays the second instalment or the third instalment earlier than their respective DUE DATE, the fifth instalment shall be reduced by United States Dollars Eight Hundred and Ninety Six (US$896) for each day either instalment is paid earlier than its respective DUE DATE.”

(e)                     by deleting the words “second or third” in the fist line of sub-paragraph (a), Paragraph 1 of Article XI of the Contract and by inserting in their place the words “second, third or fourth”; and

(f)                       by deleting the word “fourth” in the first and second line of paragraph (b), Paragraph 1 of Article XI of the Contract and by inserting in its place in both cases the word “fifth”.

2                            Save as provided in clause 1 of this Addendum, the terms of the Contract will not be otherwise amended and shall remain in full force and effect.

3                            This Addendum shall be kept strictly private and confidential by both parties hereto and shall not be disclosed to any third party. However, the parties may disclose this Addendum to a third party to the extent necessary to perform the Contract (such as the Buyer’s banks providing financing to the Buyer for the payment of the Contract Price) or if required by any law or regulation or court order, and in such case the parties shall instruct such third party to observe the full confidentiality of this Addendum.

4                            Each party hereby confirms that all internal procedures relevant to such party have been taken and all consents relevant to such party have been duly obtained regarding the amendments to the Contract pursuant to this Addendum save for any consents required to be obtained by the Buyer in connection with the Addendum pursuant to the Predelivery Security Assignment which consents will be obtained and provided by the Buyer to the Builder within two (2) days from the date of this Addendum.

5                            This Addendum shall be governed by English law.

IN WITNESS whereof the parties to this Addendum have caused this Addendum to be duly executed on the date first above written.

EXHIBIT “A”

Form of Supplemental Letter to Refund Guarantee

[TO BE TYPED AND PRINTED ON THE LETTERHEAD OF THE EXPORT-IMPORT BANK OF KOREA]

[•] 2008

To:	Suez Jade Limited
Trust Company Complex
Ajeltake Road
Ajeltake Island
Majuro, Marshall Islands MH96960

Gentlemen

Letter of Guarantee No. M0902-806-LG-00064 dated 5 June 2008 (the “Letter of Guarantee”)

We refer to:

1                             a shipbuilding contract dated 2 June 2008 (the “Original Contract”) made between Suez Jade Limited (the “Buyer”) and Hyundai Heavy Industries Co., Ltd (the “Builder”) for the construction of one (1) 158,000 DWT class crude oil carrier bearing Hull No. 2302, as amended by an addendum No. 1 dated [•] November 2008 (the “Addendum” and together with the Original Contract referred to as the “Contract”) made between the Builder and the Buyer in respect of the Original Contract; and

2                             the Letter of Guarantee (a copy of which is attached to this letter and marked as Exhibit “A”) issued by us in your favour and pursuant to which we have guaranteed to you the refund of any advance payments made by you to the Builder under the Contract.

We hereby confirm that we have reviewed the terms of the Addendum and consent to the amendments to the Original Contract contained in the Addendum and agree that the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said amendments to the Original Contract contained in the Addendum Provided however that the Letter of Guarantee is hereby amended by deleting the third paragraph of the Letter of Guarantee in its entirety and by inserting in its place the following new paragraph:

“The amount of this guarantee will be automatically increased upon the BUILDER’S receipt of the respective instalment, not more than three (3) times, each time by the amount of the relevant instalment plus interest thereon as provided in the CONTRACT, but in any eventuality the amount of this guarantee shall not exceed the total sum of US$46,669,207 (Say U.S. Dollars Forty Six Million Six Hundred and Sixty Nine Thousand Two Hundred and Seven only) plus interest thereon at the rate of six percent (6%) per annum from the date following the date of the BUILDER’S receipt of each instalment to the date of remittance by telegraphic transfer of the refund. However, in the event of cancellation of the CONTRACT being based on delays due to force majeure or other causes beyond the control of the BUILDER, the interest rate of refund shall be reduced to four percent (4%) per annum as provided in Article X of the CONTRACT.”.

This supplemental letter is governed by and shall be construed in accordance with English law.

Yours faithfully,

For and on behalf of
THE EXPORT-IMPORT BANK OF KOREA

By:

SIGNED for and on behalf of		)
SUEZ JADE LIMITED		)
by:	[ILLEGIBLE]	)	/s/ [ILLEGIBLE]

SIGNED for and on behalf of		)
HYUNDAI HEAVY INDUSTRIES CO., LTD		)
by:	E. C. HAN	)	/s/ E. C. HAN

ADDENDUM NO. 2

ADDENDUM NO. 2 dated 17 December 2008 to a shipbuilding contract dated 2 June 2008 (the “Original Contract”) as amended by addendum No.1 dated 17 November 2008 (“Addendum No. 1” and together with the Original Contract, the “Contract”), both made between Suez Jade Limited (the “Buyer”) and Hyundai Heavy Industries Co., Ltd. (the “Builder”) for the construction of one (1) 158,000 DWT class crude oil carrier bearing Hull No. 2302.

WHEREAS:

(a)                     Pursuant to a predelivery security assignment dated 23 June 2008 (the “Predelivery Security Assignment”) executed by the Buyer in favour of Fortis Bank of 166 Syngrou Avenue, 176 71 Athens, Greece (“Fortis Bank”) the Buyer has assigned to Fortis Bank absolutely all interests and rights under the Contract;

(b)                    pursuant to Addendum No.1 (i) the Buyer and the Builder amended (inter alios) the terms of payment of the second instalment of the Contract Price (as such term is defined in Article II of the Contract) payable to the Builder pursuant to Paragraph 2(b) of Article X of the Original Contract and (ii) The Export-Import Bank of Korea issued a first supplemental letter to Refund Guarantee dated 1 December 2008 (the “First Supplemental Letter”), an original of which was received by the Buyer on 17 December 2008; and

(c)                     the Buyer and the Builder have now agreed to further amend the terms of payment of the second instalment of the Contract Price (as such term is defined in Article II of the Contract) payable to the Builder pursuant to Paragraph 2(b) of Article X of the Contract.

NOW, in consideration of the promises contained herein, it is hereby agreed by the parties to this Addendum as follows:

1                             The Contract shall, with effect on and from the date the Buyer obtains all consents required to be obtained by it in connection with this Addendum pursuant to the Predelivery Security Assignment, be (and it is hereby) amended as follows (and the Contract (as so amended) will continue to be binding upon each of the parties hereto upon such terms as so amended):

(a)                    by deleting the words “Ninety Two Million Seven Hundred and Sixty Nine Thousand Two Hundred and Seven (US$92,769,207)” in the second line of Article II of the Contract and by inserting in their place the words “Ninety Two Million Eight Hundred and Eighty Nine Thousand Three Hundred and Twenty Three (US$92,889,323)”; and

(b)                   by deleting Paragraph 2 of Article X of the Contract in its entirety and by inserting in its place the following new Paragraph 2:

“ARTICLE X: PAYMENT

2                           TERMS OF PAYMENT

The payments of the CONTRACT PRICE shall be made as follows:

(a)                     First Instalment

U.S. Dollars Eighteen Million Four Hundred and Forty Thousand (US$18,440,000) shall be paid within three (3) business days after the later of (i) execution of this CONTRACT by both parties hereto and (ii) receipt by the BUYER of the original of the Refund

Guarantee specified in Paragraph 8 of this Article and (iii) 17 June 2008.

(b)                    Second Instalment

U.S. Dollars Four Million Seven Hundred and Fifty Seven Thousand and Eight (US$4,757,008) shall be paid on the later of (i) three (3) business days after receipt by the BUYER of the original of (A) the first supplemental letter to the Refund Guarantee dated 1 December 2008 (the “First Supplemental Letter”) and (B) the second supplemental letter to the Refund Guarantee specified in Paragraph 8 of this Article and attached to addendum No.2 dated 17 December 2008 to this CONTRACT in the form of Exhibit “A” (the “Second Supplemental Letter”) and (ii) 30 April 2009.

(c)                     Third Instalment

U.S. Dollars Five Million One Hundred and Fifty Two Thousand Three Hundred and Fifteen (US$5,152,315) shall be paid on 15 July 2010.

(d)                    Fourth Instalment

U.S. Dollars Eighteen Million Four Hundred and Forty Thousand (US$18,440,000) shall be paid within three (3) business days of receipt by the BUYER of a faxed copy of Stage Certificate in the form of EXHIBIT “A” attached hereto confirming that the first block of the keel has been laid in accordance with the SPECIFICATIONS.

(e)                     Fifth Instalment

U.S Dollars Forty Six Million One Hundred Thousand (US$46,100,000) plus or minus any increase or decrease due to modifications and/or adjustment, if any, arising prior to delivery of the VESSEL of the CONTRACT PRICE under Articles II, III and V of this CONTRACT shall be paid to the BUILDER concurrently with the delivery and acceptance of the VESSEL. (The date stipulated for payment of each of the five instalments mentioned above is hereinafter in this Article and in Article XI referred to as the “DUE DATE” of that instalment).

Provided however that none of the above instalments shall be payable if the Refund Guarantee referred to in Article X.8 hereof (as amended and supplemented by the First Supplemental Letter and the Second Supplemental Letter) ceases to be in force and no substitute Refund Guarantee has been provided in accordance with the provisions of this Contract. It is understood and agreed upon by the BUILDER and the BUYER that all payments under the provisions of this Article shall not be delayed or withheld by the BUYER due to any dispute or disagreement of whatsoever nature arising between the BUILDER and the BUYER. Should there be any dispute in this connection, the matter shall be dealt with in accordance with the provisions of arbitration in Article XIII hereof. Expenses for remitting payments whether charged by the BUYER’S bank or the BUILDER’S bank shall be for the account of the BUYER.”.

2                             Save as provided in clause 1 of this Addendum, the terms of the Contract will not be otherwise amended and shall remain in full force and effect.

3                             This Addendum shall be kept strictly private and confidential by both parties hereto and shall not be disclosed to any third party. However, the parties may disclose this Addendum to a third party to the extent necessary to perform the Contract (such as the Buyer’s banks providing financing to the Buyer for the payment of the Contract Price) or if required by any law or regulation or court order, and in such case the parties shall instruct such third party to observe the full confidentiality of this Addendum.

4                             Each party hereby confirms that all internal procedures relevant to such party have been taken and all consents relevant to such party have been duly obtained regarding the amendments to the Contract pursuant to this Addendum save for any consents required to be obtained by the Buyer in connection with this Addendum pursuant to the Predelivery Security Assignment which consents will be obtained and provided by the Buyer to the Builder within five (5) days from the date of this Addendum.

5                             This Addendum and any-non-contractual obligations connected with this Addendum and the Contract shall be governed by English law.

IN WITNESS whereof the parties to this Addendum have caused this Addendum to be duly executed on the date first above written.

EXHIBIT “A”

Form of Second Supplemental Letter to Refund Guarantee

[TO BE TYPED AND PRINTED ON THE LETTERHEAD OF THE EXPORT-IMPORT BANK OF KOREA]

[•] 200[•]

To:	Suez Jade Limited
Trust Company Complex
Ajeltake Road
Ajeltake Island
Majuro, Marshall Islands MH96960

Gentlemen

Letter of Guarantee No. M0902-806-LG-00064 dated 5 June 2008 (the “Original Letter of Guarantee”) as amended and supplemented by a supplemental letter dated 1 December 2008 (the “First Supplemental Letter of Guarantee” and together with the Original Letter of Guarantee, the “Letter of Guarantee”)

We refer to:

1                             a shipbuilding contract dated 2 June 2008 (the “Original Contract”) as amended and supplemented by addendum No.1 dated 17 November 2008 (“Addendum No. 1” and together with the Original Contract referred to as the “Principal Contract”) and as further amended by addendum No. 2 dated 17 December 2008 (“Addendum No. 2” and together with the Principal Contract referred to as the “Contract”), each made between Suez Jade Limited (the “Buyer”) and Hyundai Heavy Industries Co., Ltd. (the “Builder”) for the construction of one (1) 158,000 DWT class crude oil carrier bearing Hull No. 2302; and

2                             the Original Letter of Guarantee and the First Supplemental Letter of Guarantee (a copy of each of which is attached to this letter and marked as Exhibits “A” and “B” respectively) issued by us in your favour and pursuant to which we have guaranteed to you the refund of any advance payments made by you to the Builder under the Contract.

We hereby confirm that we have reviewed the terms of Addendum No. 2 and consent to the amendments to the Principal Contract contained in Addendum No. 2 and agree that the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Contract contained in Addendum No. 2 Provided however that the Letter of Guarantee is hereby further amended by deleting in the fourth line of the third paragraph of the Letter of Guarantee the words “US$46,669,207 (Say U.S. Dollars Forty Six Million Six Hundred and Sixty Nine Thousand Two Hundred and Seven only)” and by inserting in their place the words “US$46,789,323 (Say U.S. Dollars Forty Six Million Seven Hundred and Eighty Nine Thousand Three Hundred and Twenty Three only)”.

This supplemental letter and any non-contractual obligations connected with this supplemental letter and the Letter of Guarantee are governed by and shall be construed in accordance with English law.

Yours faithfully,

For and on behalf of
THE EXPORT-IMPORT BANK OF KOREA

By:

SIGNED for and on behalf of		)
SUEZ JADE LIMITED		)
by:	[ILLEGIBLE]	)	/s/ [ILLEGIBLE]

SIGNED for and on behalf of		)
HYUNDAI HEAVY INDUSTRIES CO., LTD.		)
by:	E. C. HAN	)	/s/ E. C. HAN